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                SECOND OPEN-END MORTGAGE MODIFICATION AGREEMENT

        SECOND OPEN-END MORTGAGE MODIFICATION AGREEMENT ("Agreement"), dated as of the 29th day of March, 1996, by and between FLEET CAPITAL CORPORATION, formerly known as SHAWMUT CAPITAL CORPORATION, a Connecticut corporation, successor to Barclays Business Credit, Inc., a Connecticut corporation, having an office at 200 Glastonbury Boulevard, Glastonbury, Connecticut (the "Grantee") and CANNONDALE CORPORATION, a Delaware corporation, having an office at 9 Brookside Place, Georgetown, Connecticut ("Grantor").

                              W I T N E S S E T H:

        WHEREAS, Grantor entered into a certain Loan and Security Agreement dated as of July 2, 1993 (as amended from time to time, collectively the "Original Loan Agreement") with Grantee;

        WHEREAS, pursuant to the Original Loan Agreement, the Grantee agreed to make available to Grantor a total credit facility of up to $30,000,000;

        WHEREAS, the full and prompt payment and performance of all of the indebtedness, obligations, covenants, agreements and liabilities arising out of or in connection with the Original Loan Agreement are secured by that certain Open-End Mortgage dated February 18, 1994 made by Grantor to Grantee and recorded on March 1, 1994 in Volume 184, Page 852 in the Land Records of the Town Clerk of the Town of Redding, Connecticut, as amended by that certain Open-End Mortgage Modification Agreement between Grantor and Grantee dated February 8, 1995 (collectively, the "Mortgage"), which Mortgage encumbers those certain premises described on Schedule A annexed hereto;

        WHEREAS Grantor, together with the Grantee, have entered into that certain Amended and Restated Loan and Security Agreement (the "Restated Loan Agreement") dated as of March 29, 1996, which Restated Loan Agreement has, among other things, modified the terms and conditions of the Original Loan Agreement;

        WHEREAS, pursuant to the terms of the Restated Loan Agreement, the Grantee has, among other things, maintained the aggregate financing available to Grantor, at a maximum credit facility of $35,000,000;

        WHEREAS, Grantor and Grantee desire to modify and amend the Mortgage as hereinafter set forth.
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        NOW, THEREFORE, in consideration of the covenants set forth herein and in the Mortgage, and for other good and other valuable consideration, the receipt and sufficiency of which are hereby conclusively acknowledged, Grantor and Grantee hereby agree as follows:

        1. Modification of Mortgage. Effective as of the date hereof, the Mortgage is hereby modified as follows:

                (a) the term "Loan Agreement" as defined on page 1 of the Mortgage, shall mean that certain Restated Loan Agreement, as defined herein, between Grantor and Grantee, as the same may be further amended, modified, supplemented or restated from time to time.

        2.      Status of Loan and Loan Documents.

                (a) Generally. Grantor hereby represents and warrants to Grantee that, to the best knowledge and belief of Grantor, as of the Date hereof, there are no counterclaims, offsets or defenses existing with respect to Grantor's obligations under the Loan Documents (as such term is defined in the Restated Loan Agreement) as modified hereby, and all of the terms, covenants, conditions and provisions contained in the Loan Documents, as modified hereby, are in full force and effect.

                (b) Reaffirmation of Loan Documents. Except as modified and amended by this Agreement, the Mortgage and all of the other Loan Documents are hereby ratified and affirmed in all respects.

        3.      Miscellaneous.

                (a) Recordation. Grantee shall, at Grantor's expense, record a copy of this Agreement. Grantor shall execute and acknowledge any and all documents as may be reasonably required to effectuate such recording.

                (b) Modifications. No provision of this Agreement may be waived, amended or supplemented except by a written instrument executed by both Grantor and Grantee.

                (c) Successors and Assigns. This Agreement inures to the benefit of, and shall be binding upon, the parties hereto and their respective successors and assigns.

                (d) Severability. In the event that any one or more of the provisions contained in this Agreement shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall


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not affect any other provision of this Agreement, but this Agreement shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

                (e) Defined Terms. All capitalized terms used herein and not otherwise defined herein shall have the respective meanings ascribed thereto in the Mortgage.

                (f) Captions. Captions used in this Agreement are for convenience of reference only and shall not be deemed a part of this Agreement nor used in the construction of this meaning.

                (g) Counterparts. This Agreement may be executed in counterparts, all of which when taken together shall constitute one Agreement.

        IN WITNESS WHEREOF, Grantor and Grantee have duly executed this Agreement as of the day and year first above written.

                                        GRANTOR:

In the Presence of:                     CANNONDALE CORPORATION

/s/ Jean M. Benson
- ------------------------------          By: /s/ William F. Schmalkuche
/s/ Justine E. Zito                         ----------------------------
- ------------------------------              Name: William F. Schmalkuche
                                            Title: Asst. Treasurer

                                        GRANTEE:

                                        FLEET CAPITAL CORPORATION,
                                        formerly known as
                                        SHAWMUT CAPITAL CORPORATION

- -------------------------------         By:
- -------------------------------             ----------------------------
                                            Name:
                                            Title:



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not affect any other provision of this Agreement, but this Agreement shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

                (e) Defined Terms. All capitalized terms used herein and not otherwise defined herein shall have the respective meanings ascribed thereto in the Mortgage.

                (f) Captions. Captions used in this Agreement are for convenience or reference only and shall not be deemed a part of this Agreement nor used in the construction of this meaning.

                (g) Counterparts. This Agreement may be executed in counterparts, all of which when taken together shall constitute one Agreement.

        IN WITNESS WHEREOF, Grantor and Grantee have duly executed this Agreement as of the day and year first above written.

                                      GRANTOR:

In the Presence of:                   CANNONDALE CORPORATION

                                      By:
- ---------------------------------         ---------------------------------
                                          Name:
                                          Title:
- ---------------------------------

                                      GRANTEE:

                                      FLEET CAPITAL CORPORATION,
                                      formerly known as
                                      SHAWMUT CAPITAL CORPORATION

/s/                                   By: /s/
- ---------------------------------         ---------------------------------
                                          Name:
/s/                                       Title:
- ---------------------------------





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